UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2007

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 15, 2007, the registrant, Solo Cup Company (the “Company”), SF Holdings Group, Inc. (“SF Holdings”) and Solo Cup Operating Corporation completed the sale of its Hoffmaster business to a newly formed subsidiary of Kohlberg & Company, KHOF Acquisitions, Inc. (the “Buyer”). The Buyer acquired substantially all of the assets and liabilities of the Company’s Hoffmaster business for a purchase price of $170 million pursuant to an Asset Purchase Agreement dated September 7, 2007, previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2007 [SEC File No. 333-116843]. The purchase price is subject to a standard working capital adjustment to be completed post closing to reflect an average level of working capital in the business. The assets included Hoffmaster’s product portfolio of disposable tableware and special occasions consumer products, associated manufacturing equipment, two manufacturing facilities located in Oshkosh and Appleton, Wisconsin, assumption of a leased distribution center located in Indianapolis, Indiana, and 100% of the shares of CEGI (Hong Kong) Limited, a Hong Kong entity, that is a subsidiary of SF Holdings.

The Company and Buyer entered into transition service agreements whereby each party agreed to supply the other with certain ongoing services for a period not to exceed 12 months. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the Purchase Agreement filed as Exhibit 10.37 to Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2007 [SEC File No. 333-116843] and is incorporated herein by reference.

A copy of the press release has been included as Exhibit 99.1

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the sale of the Company’s Hoffmaster business described above in Item 2.01, Robert M. Korzenski, the Company’s Chief Executive Officer and President, was awarded a transaction bonus in the amount of $375,000. A copy of the agreement pursuant to which the bonus was awarded is attached hereto at Exhibit 10.39 and is incorporated herein by reference.

Item 8.01	Other Events.

On October 16, 2007, the Company issued a press release announcing completion of the sale of certain assets, including the Company’s Hoffmaster business, its white paper plate business in El Cajon, California and also the closure of two facilities. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)	Exhibits

Exhibit No.	Description
10.39	Agreement between Solo Cup Company and Robert M. Korzenski dated February 20, 2007.*

99.1	Press Release dated October 16, 2007

*	Indicates a management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Robert M. Korzenski
Chief Executive Officer and President

Date: October 17, 2007

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Exhibit Index

Exhibit No.	Description
10.39	Agreement between Solo Cup Company and Robert M. Korzenski dated February 20, 2007.*

99.1	Press Release dated October 16, 2007

*	Indicates a management contract or compensatory plan or arrangement.

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